                                                                   EXHIBIT 10.33

                        AMENDMENT NO. 4 AND WAIVER NO. 1

     AMENDMENT NO. 4 and WAIVER NO. 1, dated August 13, 1999, to and under the First Amended and Restated Credit Agreement, dated as of February 19, 1999, by and among Global Vacation Group, Inc., the Lenders party thereto and The Bank of New York, as Administrative Agent (as amended, supplemented or otherwise modified from time to time.

                                    RECITALS

I. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

II. The Borrower has requested that the Administrative Agent agree to amend the Credit Agreement, and to grant a waiver thereunder, upon the terms and conditions contained in this Amendment and Waiver, and the Administrative Agent is willing so to agree.

Accordingly, in consideration of the Recitals and the terms and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower and the Administrative Agent hereby agree as follows:

The grid in the definition of the term "Applicable Margin" in Section 1.1 of the Credit Agreement is amended as of August 13, 1999 by increasing each of the percentages under the headings "ABR Margin" and "Eurodollar Margin" by 0.250%.

The Administrative Agent waives as of August 13, 1999 compliance with Section 8.14(a) of the Credit Agreement for the period from and including April 1, 1999 through and including September 29, 1999, provided that the Leverage Ratio at any time during such period shall not exceed or shall not have exceeded 3.75:1:00.

Paragraphs 1 and 2 hereof shall not be effective until such time as (i) the Required Lenders shall have consented hereto in writing and (ii) the Borrower shall have paid to the Administrative Agent, for the account of each Lender that shall have so consented, an amendment and waiver fee in an amount equal to 0.125% of the sum of such Lender's Revolving Commitment and Acquisition Loan Commitment.

The Borrower hereby (a) represents and warrants that all of the representations and warranties contained in the Loan Documents true and correct in all material respects with the same effect as though such representations and warranties had been made on the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true and correct on and as of such earlier date, and (b) reaffirms and admits the validity and enforceability of each Loan Document and all of the obligations of each Loan Party under such Loan Document. In all other respects, the Loan Documents shall remain in full force and effect, and no amendment or waiver in respect of any term or condition of any Loan Document shall be deemed to be an amendment or waiver in respect of any other term or condition contained in any Loan Document.

This Amendment and Waiver may be executed in any number of counterparts all of which, when taken together, shall constitute one agreement. In making proof of this Amendment and Waiver, it shall only be necessary to produce the counterpart executed and delivered by the party to be charged.



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

THIS AMENDMENT AND WAIVER IS BEING EXECUTED AND DELIVERED IN, AND IS INTENDED TO BE PERFORMED IN, THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCEABLE IN ACCORDANCE WITH, AND BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

AS EVIDENCE of the agreement by the parties hereto to the terms and conditions herein contained, each such party has caused this Amendment and Waiver to be executed on its behalf.

                           GLOBAL VACATION GROUP, INC.

                           By:
                              -----------------------------
                           Name:
                                ---------------------------
                           Title:
                                 --------------------------

                           THE BANK OF NEW YORK,
                           as Administrative Agent

                           By:
                              -----------------------------
                           Name:
                                ---------------------------
                           Title:
                                 --------------------------

CONSENTED TO AND AGREED:

THE BANK OF NEW YORK,
individually

By:
   -----------------------------
Name:
     ---------------------------
Title:
      --------------------------

BANK OF AMERICA, FSB

By:
   -----------------------------
Name:
     ---------------------------
Title:
      --------------------------

FIRST UNION NATIONAL BANK

By:
   -----------------------------
Name:
     ---------------------------
Title:
      --------------------------



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

SUNSHINE VACATIONS, INC.
GLOBAL VACATION MANAGEMENT COMPANY
HADDON HOLIDAYS, INC.
GLOBETROTTERS, INC.
CLASSIC CUSTOM VACATIONS
MTI VACATIONS, INC.
GVG FINANCE COMPANY
FRIENDLY HOLIDAYS, INC.
ISLAND RESORT TOURS, INC.
INTERNATIONAL TRAVEL & RESORTS, INC.
GVG/TMS ACQUISITION SUB, INC.


AS TO EACH OF THE FOREGOING:

By:
   -----------------------------
Name:
     ---------------------------
Title:
      --------------------------


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